June 29, 2018

WisdomTree Asset Management, Inc.

Attention: Jonathan Steinberg

245 Park Avenue, 35th Floor

New York, NY 10167

With a copy to:

WisdomTree Asset Management, Inc.

Attention: Legal Department

245 Park Avenue, 35th Floor

New York, NY 10167

Dear Mr. Steinberg,

Pursuant to that certain Sub-Advisory Agreement between WisdomTree Asset Management, Inc. (the “Investment Adviser”) and BNY Mellon Asset Management North America Corporation (f/k/a Mellon Capital Management Corporation) (the “Sub-Adviser”) dated as of January 1, 2013, as amended (the “Agreement”), the Sub-Adviser hereby provides the Investment Adviser with (i) an amended and restated Appendix A to the Agreement in the form attached hereto and (ii) an amended and restated Appendices B-1, B2 and the addition of Appendix B-9 as attached hereto.

Effective as of January 31, 2018, Mellon Capital Management Corporation changed its name to BNY Mellon Asset Management North America Corporation and all references to “Mellon Capital Management Corporation” or “Sub-Adviser”) in the Agreement are hereby replaced with BNY Mellon Asset Management North America Corporation.

In particular, this Amendment removes nine (9) funds in Appendices A, B-1 and B-2, specifically the WisdomTree United Kingdom Hedged Equity Fund, WisdomTree Global ex-U.S. Hedged Dividend Fund, WisdomTree Strong Dollar Emerging Markets Equity Fund, WisdomTree Japan Hedged Real Estate Fund, WisdomTree Japan Hedged Capital Goods Fund, WisdomTree Japan Hedged Health Care Fund, WisdomTree Global ex-U.S. Hedged Real Estate Fund, WisdomTree U.S. Domestic Economy Fund, and the WisdomTree U.S. Export and Multinational Fund. Additionally, this amendment adds four (4) funds to Appendices A and B-9, specifically the WisdomTree 90/60 U.S. Balanced Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree International Multifactor Fund, and the WisdomTree Global Multifactor Fund, and changes the name of four (4) funds in Appendices A, B-5, B-6 and B-7, specified in the chart below.

Current Fund Name	New Fund Name
WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund	WisdomTree Negative Duration U.S. Aggregate Bond Fund
WisdomTree Bloomberg Floating Rate Treasury Fund	WisdomTree Floating Rate Treasury Fund

Sincerely,

/s/ Rose Huening-Clark
Name: Rose Huening-Clark
Title: Managing Director

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

Acknowledged and agreed:

WisdomTree Asset Management, Inc.

By:	/s/ Jonathan Steinberg
Name:	Jonathan Steinberg
Title:	Chief Executive Officer and President

BNY Mellon Asset Management North America Corporation

By:	/s/ Rose Huening-Clark
Name:	Rose Huening-Clark
Title:	Managing Director

APPENDIX A

TO

SUB-ADVISORY AGREEMENT

Effective as of June 29, 2018

FUNDS FOR WHICH BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION ACTS AS SUB-ADVISER

ALTERNATIVE FUNDS

WisdomTree Managed Futures Strategy Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund

CURRENCY AND INTERNATIONAL FIXED INCOME FUNDS

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Brazil Real Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Asia Local Debt Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

DOMESTIC EQUITY FUNDS

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. Dividend ex-Financials Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. Total Earnings Fund

WisdomTree U.S. Earnings 500 Fund

WisdomTree U.S. Quality Shareholder Yield Fund WisdomTree U.S. MidCap Earnings Fund

WisdomTree U.S. SmallCap Earnings Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree Balanced Income Fund

INTERNATIONAL EQUITY FUNDS

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Global High Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree India Earnings Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Japan SmallCap Dividend Fund

B9-1

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Global ex-US Real Estate Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Emerging Markets ex-State-Owned-Enterprises Fund

WisdomTree Europe Hedged SmallCap Equity Fund

WisdomTree Japan Hedged Quality Dividend Growth Fund

WisdomTree Global Hedged SmallCap Dividend Fund

WisdomTree Global SmallCap Dividend Fund

WisdomTree Europe Domestic Economy Fund

WisdomTree Dynamic Currency Hedged Europe Equity Fund

WisdomTree Dynamic Currency Hedged Japan Equity Fund

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree Emerging Markets Dividend Fund

WisdomTree Global ex-Mexico Equity Fund

WisdomTree Dynamic Currency Hedged Global ex-U.S. Equity Fund

WisdomTree Dynamic Currency Hedged Emerging Markets Equity Fund

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund

FIXED INCOME INFLATION HEDGED FUNDS

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Negative Duration U.S. Aggregate Bond Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Negative Duration High Yield Bond Fund

U.S. FIXED INCOME FUNDS

WisdomTree Floating Rate Treasury Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

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MULTI ASSET FUNDS

WisdomTree Dynamic Bearish U.S. Equity Fund

WisdomTree Dynamic Long/Short U.S. Equity Fund

WisdomTree U.S. Multifactor Fund

WisdomTree 90/60 U.S. Balanced Fund

WisdomTree Emerging Markets Multifactor Fund

WisdomTree International Multifactor Fund

WisdomTree Global Multifactor Fund

The Investment Adviser hereby appoints BNY Mellon Asset Management North America Corporation, and BNY Mellon Asset Management North America Corporation hereby accepts appointment, as the Sub-Adviser for the Fund(s) set forth above.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

WISDOMTREE ASSET MANAGEMENT, INC.		BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION

By:	/s/ Jonathan Steinberg	By:	/s/ Rose Huening-Clark
	Name: Jonathan Steinberg		Name: Rose Huening-Clark
	Title: CEO and President		Title: Managing Director

B9-3